                                                                   EXHIBIT 99.34

Debtor: DQSB II, Inc.                                Case Number: 01-10974 (EIK)

                            Monthly Operating Report
                             As of December 31, 2001
                                       And
                            For the Month Then Ended

DQSB II, Inc. (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly _ Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746; of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.

/s/ Nicholas J. Davison
--------------------------
Nicholas J. Davison
Senior Vice President


/s/ Randall L. Talcott
--------------------------
Randall L. Talcott
Vice President - Finance

Debtor: DQSB II, Inc.                                Case Number: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1              Summary of Bank and Investment Accounts

Attachment 2              Schedule of Receipts and Disbursements

Attachment 3              Bank and Investment Account Statements

Attachment 4              Income Statement

Attachment 5              Balance Sheet

Attachment 6              Summary of Due To/Due From Intercompany Accounts

Attachment 7              Accounts Receivable Aging

Attachment 8              Accounts Payable Detail

Attachment 9              Notes to December Monthly Operating Report

 20-Jan-02         Summary Of Bank And Investment Accounts          Attachment 1
 10:03 AM                       DQSC II. Inc.
Summary                    Case No: 01-10974 (EIK)                     Unaudited
DQSC ii, Inc.            For Month Of December, 2001

                                                  Balances
                                    -----------------------------------    Receipts &         Bank
                                        Opening             Closing       Disbursements     Statements          Account
Account                             As Of 12/01/01       As of 12/31/01      Included        Included          Reconciled
-------                             --------------       --------------   -------------     ----------         ----------
No Bank Or Investment                     NA                   NA               NA              NA                 NA
Accounts

 20-Jan-02                   Receipts & Disbursements               Attachment 2
  1:13 PM                           DQSC II, Inc.
Summary                       Case No: 01-10974 (EIK)
DQSC ii, Inc.              For Month Of December, 2001
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

 20-Jan-02       Concentration & Investment Account Statements      Attachment 3
 1:13 PM                         DQSC II, Inc.
Summary                     Case No: 01-10974 (EIK)
DQSC ii, Inc.             For Month Of December, 2001
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4

                          AMCV US SET OF BOOKS         Date: 21-JAN-02 18:34:06
                            INCOME STATEMENT                            Page: 1
                         Current Period: DEC-01

Currency USD
Company=60 (DELTA QUEEN SC II)


                                              PTD-Actual
                                                DEC-01
                                              ----------
Revenue
Gross Revenue                                    0.00
Allowances                                       0.00
                                                 ----
Net Revenue                                      0.00

Operating Expenses
Air                                              0.00
Hotel                                            0.00
Commissions                                      0.00
Onboard Expenses                                 0.00
Passenger Expenses                               0.00
Vessel Expenses                                  0.00
Layup/Drydock Expense                            0.00
Vessel Insurance                                 0.00
                                                 ----
Total Operating Expenses                         0.00
                                                 ----
Gross Profit                                     0.00
G&A Expenses
 Sales & Marketing                               0.00
 Pre-Opening Costs                               0.00
                                                 ----
Total SG&A Expenses                              0.00
                                                 ----
EBITDA                                           0.00

Depreciation                                     0.00
                                                 ----
Operating Income                                 0.00

Other Expense/(Income)
Interest Income                                  0.00
Interest Expense                                 0.00
Equity in Earnings for Sub                       0.00
                                                 ----
Total Other Expense/(Income)                     0.00
                                                 ----
Net Pretax Income/(Loss)                         0.00
                                                 ----
Income Tax Expense                               0.00
                                                 ----
Net Income/(Loss)                                0.00
                                                 ----

                                                                  Attachment 5-1

                         AMCV US SET OF BOOKS           Date: 21-JAN-02 19:00:05
                            BALANCE SHEET                                Page: 1
                        Current Period: DEC-01

Currency USD
Company=60 (DELTA QUEEN SC II)

                                                      YTD-Actual               YTD-Actual
                                                        DEC-O1                   OCT-01
                                                      ----------               ----------
ASSETS
     Cash and Equivalent                                    0.00                     0.00
     Restricted Cash                                        0.00                     0.00
     Marketable Securities                                  0.00                     0.00
     Accounts Receivable                                    0.00                     0.00
     Inventories                                            0.00                     0.00
     Prepaid Expenses                                       0.00                     0.00
     Other Current Assets                                   0.00                     0.00
                                                      ----------               ----------
          Total Current Assets                              0.00                     0.00
     Fixed Assets                                           0.00                     0.00
     Accumulated Depreciation                               0.00                     0.00
                                                      ----------               ----------
          Net Fixed Assets                                  0.00                     0.00
     Net Goodwill                                           0.00                     0.00
     Intercompany Due To/From                         (21,361.32)              (21,361.32)
     Net Deferred Financing Fees                            0.00                     0.00
     Net Investment in Subsidiaries                   165,123.55               178,552.30
     Other Non Current Assets                               0.00                     0.00
                                                      ----------               ----------
          Total Other Assets                          143,762.23               157,190.98
                                                      ----------               ----------
          Total Assets                                143,762.23               157,190.98
                                                      ----------               ----------

                                                                  Attachment 5-2

                            AMCV US SET OF BOOKS        Date: 21-JAN-02 19:00:05
                               BALANCE SHEET                             Page: 2
                           Current Period: DEC-O1

Currency USD
Company=60 (DELTA QUEEN SC II)

                                                      YTD-Actual               YTD-Actual
                                                        DEC-O1                   OCT-01
                                                     -----------              -----------
LIABILITIES
     Accounts Payable                                       0.00                     0.00
     Accrued Liabilities                                    0.00                     0.00
     Deposits                                               0.00                     0.00
                                                     -----------              -----------
          Total Current Liabilities                         0.00                     0.00
     Long  Term Debt                                        0.00                     0.00
     Other Long Term Liabilities                       (4,904.83)               (4,904.83)
                                                     -----------              -----------
          Total Liabilities                            (4,904.83)               (4,904.83)

OTHER
     Liabilities Subject to Compromise                      0.00                     0.00
                                                     -----------              -----------
          Total Other                                       0.00                     0.00

OWNER'S EQUITY
     Common Stock                                           0.00                     0.00
     Add'1 Paid In Capital                            600,000.00               600,000.00
     Current Net Income (Loss)                       (194,763.73)             (181,334.98)
     Retained Earnings                               (256,569.21)             (256,569.21)
                                                     -----------              -----------
          Total Owner's Equity                        148,667.06               162,095.81
                                                     -----------              -----------
          Total Liabilities & Other &                 143,762.23               157,190.98
                                                     -----------              -----------

                                                                    Attachment 6

                    Summary List of Due To/Due From Accounts
                     For the Period Ending December 31, 2001

                                                           BEGINNING                                    ENDING
AFFILIATE NAME                             CASE NUMBER      BALANCE         DEBITS       CREDITS       BALANCE
American Classic Voyages Co.                 01-10954      (22,836.06)          --           --      (22,836.06)
AMCV Cruise Operations, Inc.                 01-10967       (1,194.40)          --           --       (1,194.40)
Great AQ Steamboat, L.L.C                    01-10960          919.60           --           --          919.60
Great Pacific NW Cruise Line, L.L.C          01-10977          339.49           --           --          339.49
Great River Cruise Line, L.L.C               01-10963          367.05           --           --          367.05
Great Ocean Cruise Line, L.L.C               01-10959          877.52           --           --          877.52
Cape Cod Light, L.L.C                        01-10962           82.74           --           --           82.74
Cape May Light, L.L.C                        01-10961           82.74           --           --           82 74
                                                           ----------       ------       ------      ----------
                                                           (21,361.32)          --           --      (21,361.32)

                                  DQSB II, Inc.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 7

                                 Not Applicable

                                  DQSB II, Inc.

                            Monthly Operating Report
                             As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001

                                  Attachment 8

                                 Not Applicable

DEBTOR: DQSB II, INC.                                CASE NUMBER: 01-10974 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 31, 2001
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                   NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

2. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.